PokerTek
NASDAQ: PTEK

PokerTek Investor Update

Q3 2007





PokerPro

World Series of Poker
HEADS-UP CHALLENGE

09.06.07

WWW.POKERTEK.COM

Corporate Summary

PokerTek is a gaming technology innovator, developer and marketer of automated poker products. We currently address two markets:

- ***Poker Casino Products***
  - PokerPro® automated poker tables for casinos
- ***Poker Amusement Products***
  - Heads Up Challenge™ World Series of Poker Edition™ amusement game for bars and restaurants

PokerTek

Casino / Amusement Market Synergy

	CASINO	AMUSEMENT
Large Growth Market	✓	✓
Leverage PTEK Core Competencies	✓	✓
Leverage PTEK IP	✓	✓
Regulatory Hurdles	✓	Few
Recurring Revenue	✓	✓
Product Sale		✓
Stage of Business	"Hitting The Ramp"	Pre-Launch

Corporate Summary


Product Line Financials
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0
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LEGEND
PokerPro
HEADS-UP CHALLENGE

Leadership

- *Lyle Berman – Chairman*
  Serves as Chairman of WPT Enterprises, Inc. (Nasdaq: WPTE), creator of the World Poker Tour, and CEO of Lakes Entertainment, Inc. (Nasdaq: LACO).
- *Joe Lahti – Director*
  Served as President, CEO, and Chairman of the board of Shuffle Master, Inc. (Nasdaq: SHFL), from 1993 to 2002.
- *Lee Lomax – Director*
  Served as Dell sales and marketing executive, co-founder of PokerTek.
- *Lou White – C.E.O.*
  Prior to founding PokerTek, served as a National Account Executive for Dell, Inc. and account executive for Network Appliance, Inc.
- *James Crawford – President*
  Prior to founding PokerTek, owned and managed Fastsigns franchises in Charlotte, NC.
- *Aristocrat Leisure Limited*
  Strategic investor, International distributor, World leader in gaming technology.

Agenda

- Update on Casino Business
- Introduction to Amusement Business
- Overall Business Outlook

Update on Casino Business

	Aug 2005	Aug 2006	Aug 2007
PokerPro® Tables Installed	5	16	135
Number of Customers	1	~ 5	20 + and growing
Jurisdictional Approvals	No Commercial, Seminole Tribal	CA Commercial, Several Tribal	NV (mfr), MS, LA, CT, MI and more Many tribal
Player Awareness	NONE	SOME	MOST (~ 50% prefer PokerPro to Manual when surveyed)
Operator Awareness	FEW	MANY	MOST
100% PokerPro ® Rooms	0	0	2

PokerPro® Value Proposition

INVESTOR

- Software Licensing Fee
- Recurring Revenue



OPERATOR

- Increased Revenue +50%
- Reduce Expenses
- Fundamentally improves economics of a poker room

PLAYERS

- Same Game – Only Better
- Faster Pace – Fun Features
- Bridge from Internet to Casino

PokerTek

Casinos – More Profit/Less Labor

100% PokerPro Model – 15 tables

	Manual	PokerPro
Employees	115	18
Annual Revenue	$7,358,400	$11,037,600
Annual Costs	$3,105,000	$1,386,000
Annual Profit	$4,253,400	$9,651,600

ASSUMPTIONS: 12 hours/day and $4 Rake, 28 HPH Manual, 42 HPH PokerPro®, Fully burdened employee cost of $27,000/year

PokerTek

Poker Market – Growing Strong

Worldwide Poker Table Growth	2005	2006	2007(b)	2008(b)	2009(b)
Commercial Casinos	1,722	2,159	2,375	2,613	2,874
Tribal Casinos	1,755	1,812	1,993	2,192	2,411
Card Clubs	1,198	1,207	1,328	1,461	1,607
Other	341	448	493	542	596
Total U.S.	5,016	5,626(a)	6,189	6,808	7,488
International	2,006	2,207(b)	2,428	2,671	2,938
Worldwide	*7,022*	*7,833*	*8,617*	*9,479*	*10,426*

(a) Annualized growth based on actual growth through 8/31/06 (b) 10% annualized growth

In the U.S. there are 593 Casinos, 262 Tribal Casinos and 338 Other with no Poker tables!

2006 and 2007 In Review

- 135 PokerPro® tables installed (8/07)
- Completed GLI certifications
- Strategic relationship with Aristocrat
- Strategic relationship with Harrahs
- Received Company licensing in Nevada, Mississippi, Louisiana, California, Michigan, Arkansas, Quebec, British Columbia, various Tribal Gaming Commissions. Significant progress made in New Jersey.
- Casino Journal's Platinum Award for the Most Innovative Technology Product of 2005 against over 80 other products in the gaming industry.
- Continue to innovate and to date have 40 published patent applications.

Heads Up Challenge™ WSOP Edition™



- Significant and incremental to existing PTEK business
  - Generates Immediate Cash
  - With Recurring Revenue Component
  - Leverages Existing PTEK Technology and I.P.
  - Free of Gaming Regulatory barriers
- Strong business Partner in Harrah's
- Exclusive Contracts Signed with 9 largest U.S. Distributors

BETSON

Brady

C.A. Robinson & Co.

H.A. Franz & Co.

LIEBERMAN COMPANIES

MOUNTAIN COIN MACHINE DISTRIBUTORS

Heads Up Challenge™ WSOP Edition™

- Worldwide market potential is tens of thousands. (GoldenTee has shipped 100,000 units to date and has ~30,000 GoldenTee Live units in operation.)
- 165 U.S. built, seed units delivered to distributors in September. Initial verbal orders from Distributors exceeds this supply.
- Long-term Taiwan-based supply chain comes online in December with capacity for 1,500 units per month.

Business Outlook

Casino Business

- On track for 200 tables installed by year end
- 100% PokerPro® rooms under consideration by operators
- Product enhancements will make it more fun for the player and more profitable for the operator

Amusement Business

- Enthusiastic distributors are anxious to place initial units
- Market potential is tens of thousands
- Good margin product sale model plus likely recurring revenue stream

Possible Growth Scenarios

Casino Tables Installed	250	500	1000
Implied Recurring Revenue	$9,000,000	$21,000,000	$48,000,000

Amusement Table Annual Run Rate	1000	2500	5000
Implied Revenue	$6,000,000	$15,000,000	$30,000,000
Implied Recurring Revenue	$900,000	$2,250,000	$4,500,000

Total Revenue	$15,900,000	$38,250,000	$82,500,000
Operating Expenses	$9,000,000	$12,000,000	$15,000,000

Business Outlook

- Cash flow break even on horizon
- PokerTek ready for next phase of growth (management, development, sales)
- Two great markets, more on the way
- PokerTek was first to market, is clear market leader and has to-date over 40 published patent applications
- Software licensing revenue model based on recurring revenue

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements expressing expectations regarding our future (including pending gaming and patent approvals) and projections relating to products, sales, revenues and earnings are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions and are not historical facts and typically are identified by use of terms such as "may," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," "possible", "continue" and similar words, although some forward-looking statements are expressed differently. All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that **although** the forward-looking statements included herein represent management's current judgment and expectations, **our** actual results may differ materially from those projected, stated or implied in these forward-looking statements as a result of many factors, including, but not limited to, overall industry environment, customer acceptance of our products, delay in the introduction of new products, the further approvals of regulatory authorities, adverse court rulings, production and/or quality control problems, the denial, suspension or revocation of permits or licenses by governmental authorities, competitive pressures and general economic conditions, and our financial condition. These and other risks and uncertainties are described in more detail in our most recent annual report on Form 10-K filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that we make in the reports that we file with the Securities and Exchange Commission that discuss other factors germane to our business.